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PLAN INVESTMENT FUND, INC.
Supplement dated February 1, 1996 to
Prospectus dated June 1, 1995


The paragraph under the heading "Purchase and Redemption of PCs of the Government/REPO Portfolio and the Money Market Portfolio" on page three of the prospectus is deleted and replaced with the following:

Purchase orders for the Government/REPO Portfolio and the Money Market Portfolio which are received by 12 Noon (Eastern Time) will be executed at the net asset value determined at 12 Noon (Eastern Time) that day if PNC Bank, National Association ("PNC Bank") receives Federal funds by 4:00 P.M.
(Eastern Time). In addition, purchase orders for the Government/REPO Portfolio and the Money Market Portfolio which are received after 12 Noon (Eastern Time) but before 3:00 P.M. (Eastern Time) will be executed at the net asset value determined at 4:00 P.M. (Eastern Time) that day if PNC Bank receives Federal funds by 4:00 P.M. (Eastern Time). Orders received after 3:00 P.M. (Eastern
Time) and orders for which payment has not been received by 4:00 P.M. (Eastern
Time) will not be accepted and notice thereof will be given to the investor placing the order. Redemption requests will be executed and proceeds will be paid to redeeming PC holders on the same day of the redemption request if the redemption request is received before 3:00 P.M. (Eastern Time). Investors in the Government/REPO Portfolio and the Money Market Portfolio may use purchase and redemption procedures to effect inter-Plan transfers. (See "Purchase and Redemption of Participation Certificates-Transfer Payments".)


The second paragraph under the heading "Purchase Procedures" on page twelve of the prospectus is deleted and replaced with the following:

Government/REPO Portfolio and Money Market Portfolio. Purchase orders for the Government/REPO Portfolio and the Money Market Portfolio which are received by 12 Noon (Eastern Time) will be executed at the net asset value determined at 12 Noon (Eastern Time) that day if PNC Bank receives Federal funds by 4:00 P.M. (Eastern Time). In addition, purchase orders for the Government/REPO Portfolio and the Money Market Portfolio which are received after 12 Noon (Eastern Time) but before 3:00 P.M. (Eastern Time) will be executed at the net asset value determined at 4:00 P.M. (Eastern Time) that day if PNC Bank receives Federal funds by 4:00 P.M. (Eastern Time). Orders received after 3:00 P.M. (Eastern
Time) and orders for which payment has not been received by 4:00 P.M. (Eastern
Time) will not be accepted and notice thereof will be given to the investor placing the order.
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The second paragraph under the heading "Redemption Procedures" on page thirteen of the prospectus is deleted and replaced with the following:

Government/REPO Portfolio and Money Market Portfolio. Payment for redeemed PCs for which a redemption order is received by PFPC on a Business Day before 3:00 P.M. (Eastern Time) is made in Federal funds wired to the redeeming investor's account on the same Business Day. Payment for other redemption orders which are received on a Business Day (or on a day when PNC Bank is closed) is wired in Federal funds on the next Business Day following redemption that PNC Bank is open for business. An investor receives no dividend for the day on which PCs are redeemed; therefore, investors that do not place redemption orders by 3:00 P.M. (Eastern Time) may wish to wait until the morning of the following Business Day to do so.